UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

MDI, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9463	75-2626358

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10226 San Pedro Avenue San Antonio, Texas	78216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (210) 582-2664

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective April 21, 2008, the Board of Directors of MDI, Inc., referred to herein as the Company, amended and restated the Company's Bylaws. The following is a summary of changes effected by adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto.

General

In addition to the amendments described below, the amended Bylaws include certain changes to (1) clarify language, (2) comply with or be consistent with Delaware law, and make various technical and non-substantive changes. The Amended and Restated Bylaws are referred to herein as the amended Bylaws. The Bylaws as previously in effect are referred to herein as the former Bylaws.

Article II. Meetings of Stockholders

* The former Bylaws provided for stockholders meetings to be held at such place  as stated in the notice of meeting. The amended Bylaws clarify that meetings of stockholders will be held at the principal executive office of the Company or at such other place as set by the Board of Directors and stated in the notice of the meeting.
* The former Bylaws gave the shareholders the ability to call a special meeting. The amended Bylaws provide that only the Board of Directors or Chairman or CEO may call a special meeting.
* The amended Bylaws deletes the provision permitting shareholder action without a meeting.
* The amended Bylaws provide that notice of meetings shall be given no less than 60 instead of 50 days before a meeting as provided in the former Bylaws.
* The amended Bylaws provide that the only business that may be conducted at a special meeting is business provided for in the Company's notice of special meeting.
* Added an advanced notice bylaw provision to provide for, among other things, certain shareholder notice and eligibility requirements for proposing nominees and business at the annual meeting.
* Expand the information required to be provided by the stockholder making a proposal.
* The amended Bylaws provide that the Board may adopt rules, regulations and procedures that may be established by the chairman of the meeting.

Article III. Directors

* The amended Bylaws provide that notices and unanimous consents in lieu of a meeting of the Board may be given by electronic transmission, as well as in writing.
* The amended Bylaws clarify the Chairman of the Board is not an officer.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

The following exhibit is filed herewith:

Exhibit                                                      Description

3.1                      Amended and Restated Bylaws of MDI, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 22, 2008	MDI, Inc.

By: /s/ Richard A. Larsen
Richard A. Larsen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit                                                      Description

3.1                      Amended and Restated Bylaws of MDI, Inc.